UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):  December 13, 2017

PIER 1 IMPORTS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-07832	75-1729843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Pier 1 Place Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 817-252-8000

                    N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On December 13, 2017, Pier 1 Imports, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the third quarter ended November 25, 2017. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report pursuant to this “Item 2.02 Results of Operations and Financial Condition” is being furnished. The information in this Item of Form 8-K and on Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01    Regulation FD Disclosure.

On December 13, 2017, the Company issued a press release announcing the Company’s declaration of a quarterly cash dividend. A copy of this press release is attached hereto as Exhibit 99.1.

Item 8.01    Other Events.

On December 13, 2017, the Company issued a press release announcing the appointment of William H. Savage to the newly created position of Executive Vice President of Global Sourcing.  A copy of this press release is attached hereto as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release dated December 13, 2017, announcing the Company’s financial results for the third quarter ended November 25, 2017, and the declaration of a quarterly cash dividend.

	99.2	Press release dated December 13, 2017, announcing the appointment of William H. Savage to the newly created position of Executive Vice President of Global Sourcing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	December 13, 2017	By:	/s/ Michael A. Carter
Michael A. Carter, Executive Vice President Compliance and
General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 13, 2017, announcing the Company’s financial results for the third quarter ended November 25, 2017, and the declaration of a quarterly cash dividend.

99.2	Press release dated December 13, 2017, announcing the appointment of William H. Savage to the newly created position of Executive Vice President of Global Sourcing.